SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         Current Report


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
              November 19, 2001 (November 15, 2001)



                KANSAS CITY POWER & LIGHT COMPANY
     (Exact name of registrant as specified in its charter)



                              1-707
                    (Commission file number)


               MISSOURI                          44-0308720
   (State of other jurisdiction of            (I.R.S. Employer
    incorporation or organization)          Identification No.)


                           1201 Walnut
                  Kansas City, Missouri  64106
            (Address of principal executive offices)


                         (816) 556-2200
      (Registrant's telephone number, including area code)


                         NOT APPLICABLE
  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

KCPL Issues $150,000,000 Aggregate Principal Amount of Senior
Debt Securities.

     Kansas City Power & Light Company files herewith copies of the Underwriting Agreement and Terms Agreement entered into in connection with its issuance of $150,000,000 aggregate principal amount of 6.50% Senior Notes due November 15, 2011.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit
     Number

     4(a) Underwriting Agreement dated November 15, 2001, among Kansas City Power & Light Company and ABN
               AMRO Incorporated and BNY Capital Markets, Inc.

     4(b) Terms Agreement dated November 15, 2001, among Kansas City Power & Light Company and ABN AMRO Incorporated and BNY Capital Markets, Inc. as representatives of the underwriters named therein.

     12        Computation of Ratios of Earnings to Fixed Charges




                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          KANSAS CITY POWER & LIGHT COMPANY

                          /s/Jeanie Sell Latz

                          Secretary


Date:          November 19, 2001